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                                                                   EXHIBIT 10.49

                             FIRST AMENDMENT TO THE
                           PEABODY ENERGY CORPORATION
                           DEFERRED COMPENSATION PLAN


        WHEREAS, Peabody Energy Corporation (the "Company") previously established, and currently maintains, the Peabody Energy Corporation Deferred Compensation Plan (the "Plan") for the benefit of a select group of management or highly compensated employees;

        WHEREAS, as a result of new tax legislation, the Company deems it desirable to no longer allow employees to begin participation in the Plan and to no longer allow new contributions to be made to the Plan on or after the effective date of such new tax legislation;

        WHEREAS, pursuant to Section 10.1 of the Plan, the Company, through action of the Board, has the power to amend the Plan to effectuate the foregoing;

        NOW, THEREFORE, BE IT RESOLVED that the Plan be, and it hereby is, amended as follows:

                                       I.

        Article II of the Plan is amended by adding a new Section 2.3 at the end thereof to read as follows:

                "2.3 NO NEW PARTICIPANT. Notwithstanding anything herein to the contrary, the Committee shall not select any additional Employees to become Eligible Employees or otherwise allow Employees previously selected as Eligible Employees to become Participants in the Plan for purposes of deferring compensation on or after the effective date of
        Section 409A of the Code."

                                       II.

        Article III, Section 3.1 of the Plan is amended by adding the following at the end thereof:

                "Notwithstanding anything herein to the contrary, no additional Employee Deferral Election shall be allowed to be filed under the Plan for purposes of deferring compensation on or after the effective date of
        Section 409A of the Code."


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                                      III.

        In all other respects, the Plan shall remain in full force and effect.


        IN WITNESS WHEREOF, the Company has caused this First Amendment to be signed by its duly authorized officer this __ day of December 2004.


                                  PEABODY ENERGY CORPORATION


                                  By:
                                     --------------------------
                                        Sharon D. Fiehler
                                        Executive Vice President